SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche European Equity Fund
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus:
SHAREHOLDER FEES (paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as % of offering price	2.50
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.65
Distribution/service (12b-1) fees	0.25
Other expenses[2]	0.50
Total annual fund operating expenses	1.40
Fee waiver/expense reimbursement	0.28
Total annual fund operating expenses after fee waiver/expense reimbursement	1.12
1 “Management fee” is restated to reflect the fund’s new management fee rate effective July 1, 2017.
2 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.12% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$361	$655	$971	$1,864

Please Retain This Supplement for Future Reference
July 25, 2017
PROSTKR-897